UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2018

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor, Washington D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 872-7700

No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On March 8, 2018, the Federal Agricultural Mortgage Corporation (“Farmer Mac”) issued a press release to announce (1) its financial results for the fiscal quarter and year ended December 31, 2017 and (2) a conference call to discuss those results and Farmer Mac’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference into this report. All references to www.farmermac.com in Exhibit 99.1 are inactive textual references only, and the information contained on that website is not incorporated by reference into this report.

The information furnished in this Item 2.02, including Exhibit 99.1 (other than the portion of this press release included under the heading "Dividends"), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor will any of such information or Exhibit be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such filing.

Item 7.01    Regulation FD Disclosure.

On March 8, 2018, Farmer Mac posted an investor slide presentation for equity investors to its website at www.farmermac.com under the tab “Investors — Events and Presentations.” Farmer Mac expects to use the slide presentation in connection with future investor presentations to analysts and investors. The slide presentation is attached as Exhibit 99.2 and is incorporated by reference into this report. All references to www.farmermac.com in Exhibit 99.2 are inactive textual references only, and the information contained on Farmer Mac's website is not incorporated by reference into this report.

The information furnished in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor will any of such information or Exhibit be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events.

On March 8, 2018, Farmer Mac issued a press release to announce that its Board of Directors (the "Board") had declared a quarterly dividend on each of Farmer Mac's three classes of common stock – Class A Voting Common Stock, Class B Voting Common Stock, and Class C Non-Voting Common Stock. The quarterly dividend of $0.58 per share of common stock will be payable on March 30, 2018 to holders of record of Farmer Mac's common stock as of March 19, 2018.

The Board also declared a dividend on each of Farmer Mac's three classes of preferred stock – 5.875% Non Cumulative Preferred Stock, Series A (the "Series A Preferred Stock"), 6.875% Non-Cumulative Preferred Stock, Series B (the "Series B Preferred Stock"), and 6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C (the "Series C Preferred Stock"). The quarterly dividend of $0.3672 per share of Series A Preferred Stock, $0.4297 per share of Series B Preferred Stock, and $0.375 per share of Series C Preferred Stock is for the period from but not including January 17, 2018 to and including April 17, 2018 and will be payable on April 17, 2018 to holders of record of the Series A Preferred Stock, the Series B Preferred Stock, and the Series C Preferred Stock, respectively, as of April 2, 2018. Each share of Series A Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock has a par value and liquidation preference of $25.00 per share.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and the portion of this press release included under the heading "Dividends" is incorporated by reference herein. All references to www.farmermac.com in Exhibit 99.1 are inactive textual references only and the information contained on those websites are not incorporated by reference into this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press Release dated March 8, 2018*

99.2    Equity investor slide presentation

* The portion of this press release included under the heading "Dividends" is "filed," and the remainder of this press release is "furnished," pursuant to general instruction B.2. to Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Senior Vice President – General Counsel

Dated: March 8, 2018